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                                                                   EXHIBIT 10.44

                             ASSIGNMENT OF LEASES,
                          RENTS AND SECURITY DEPOSITS


                                     from


                                  [BORROWER],
                                  as Assignor


                                      to

           MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS LEAD AGENT,
                                  as Assignee


                         Dated as of January __, 1997


           ________________________________________________________


                      After recording, please return to:


                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                           New York, New York 10022

                        ATTN: Martha Feltenstein, Esq.


                           Prepared and drafted by:
                   Martha Feltenstein, Esq., attorney at law
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                           New York, New York 10022
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               ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS

          THIS ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS (this "Assignment"), dated as of this ___ day of January, 1997, between [KILROY REALTY
 ----------
CORPORATION], a Maryland corporation ("Assignor") and MORGAN GUARANTY TRUST
                                       --------
COMPANY OF NEW YORK, AS LEAD AGENT ("Assignee").
                                     --------

          WHEREAS, the Banks have provided a line of credit loan (the "Loan") to
                                                                       ----
Assignor in the aggregate principal amount of [$17,000,000] evidenced by one or more promissory notes dated as of the date hereof and those promissory notes to be executed subsequent to the date hereof (collectively, the "Note") in
                                                              ----
accordance with the Revolving Credit Agreement, dated as of the date hereof, among Assignor, Assignee, and the banks listed therein (as the same may hereafter be modified, amended, restated or supplemented, the "Credit
                                                               ------
Agreement");
---------

          WHEREAS, as a condition to funding the Loan, Assignee has required that Assignor enter into this Agreement for the benefit of Assignee.

          NOW, THEREFORE, Assignor, in consideration of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, transfer and set over unto Assignee, subject to the terms hereof, all of the right, title and interest of Assignor in and to all of those certain leases now or hereafter affecting all or a portion of the real property more particularly described on Exhibits A-1 - A-3 hereto
                                                    ------------------
(the "Real Property"), together with all rents, income and profits
      -------------
(collectively, "Rents") arising from said lease(s), all modifications, renewals
                -----
and extensions thereof and any assignable guarantees of the lessee's obligations under said lease(s) (each of said lease(s) and all such guarantees, modifications, renewals and extensions relating thereto being individually referred to as a "Lease" and collectively referred to as the "Leases"); and,
                  -----                                       ------
further, together with all Rents generated with respect to the Real Property and from all future Leases relating to portions of the Real Property.
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          THIS ASSIGNMENT is an absolute, present and irrevocable assignment and is made for the purpose of securing:

          A. The payment of all sums and indebtedness now or hereafter due and payable under the Note, which Note is secured by an Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents, dated as of even date herewith, from Assignor to Assignee relating to the Real Property (as such may hereafter be extended, modified, supplemented or amended, the "Mortgage").
                              --------

          B. Payment of all sums with interest thereon becoming due and payable to Assignee under this Assignment, the Note, the Mortgage, or the other Loan Documents to which Assignor is a party.

          C. The performance and discharge of each and every obligation, covenant, representation, warranty and agreement of Assignor under this Assignment, the Note, the Mortgage and any other Loan Document to which Assignor is a Party.

          ASSIGNOR hereby covenants and warrants to Assignee that Assignor has not executed any prior unreleased assignment of the Leases or the Rents, nor has Assignor performed any act or executed any other instrument which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; and Assignor further covenants and warrants to Assignee that Assignor has not executed or granted any modification whatsoever of any Lease which might have a Material Adverse
Effect, and that the Leases are in full force and effect and the Assignor has neither given to nor received from any tenant any written notice of default under any Lease which might have a Material Adverse Effect and to the Assignor's knowledge, no events or circumstances exist which with or without the giving of notice, the passage of time or both may constitute a default under any of the Leases which in the aggregate might have a Material Adverse Effect.

          ASSIGNOR further covenants with the Assignee (l) to observe and perform all the obligations imposed upon the lessor under the Leases and not to do or permit

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to be done anything to impair the security thereof; (2) not to collect any of the Rents (exclusive of security deposits) more than thirty (30) days in advance of the time when the same shall become due (except to the extent expressly provided otherwise in any Lease), not to execute any other assignment of lessor's interest in the Leases or assignment of rents arising or accruing from the Leases or otherwise with respect to the Real Property; none of the foregoing shall be done or suffered to be done without in each instance obtaining the prior written consent of Assignee (except to the extent such consent is not required pursuant to the terms of the Credit Agreement and the Mortgage), and any of such acts done without the prior written consent of Assignee shall be null and void; (3) to assign and transfer to Assignee any and all subsequent Leases demising all or any part of the Real Property; and (4) to execute and deliver, at the request of Assignee, all such further assurances and assignments with respect to the Real Property as Assignee shall from time to time reasonably request to implement the terms of this Assignment; provided,
                                                                   --------
however, that no such further assurances and assignments shall increase
-------
Assignee's obligations under this Assignment.

          THIS ASSIGNMENT is made on the following terms, covenants and conditions:

          1. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement or the Mortgage, as applicable.

          2. Prior to the occurrence and continuance of an Event of Default, Assignor shall have the right to collect, in accordance with the terms hereof, all Rents and to retain, use and enjoy the same.

          3. At any time after the occurrence and during the continuance of an Event of Default, Assignee, without in any way waiving such Event of Default, at its option, upon notice and without regard to the adequacy of the security for the said principal sum, interest and indebtedness secured hereby, by the Mortgage and the other Loan Documents, either in person or by agent, upon bringing any action or proceeding, or by a receiver appointed by a court, may take possession of the Real Property and have, hold, manage, lease, use and operate the same on such terms and for such period of time as

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Assignee may deem proper.  Assignee, either with or without taking possession of said Real Property in its own name, may demand, sue for or otherwise collect and receive all Rents, including any Rents past due and unpaid, and to apply such Rents to the payment of: (a) all expenses of managing the Trust Estate, including, without limitation, the reasonable salaries, fees and wages of any managing agent and such other employees as Assignee may reasonably deem necessary and all reasonable expenses of operating and maintaining the Trust Estate, including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which are due and payable and the reasonable cost of all alterations, renovations, repairs or replacements, and all reasonable expenses incident to taking and retaining possession of the Trust Estate, including the maintenance of the Trust Estate in accordance with all Environmental Laws, although nothing in this Assignment shall be construed so as to impose such an obligation upon Assignee; and (b) the principal sum, interest and indebtedness secured hereby and by the Mortgage and the other Loan Documents, together with all reasonable costs and reasonable attorneys' fees actually incurred, in such order of priority as Assignee may elect in its sole discretion. The exercise by Assignee of the option granted it in this Paragraph 3 and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default under the Note, the Mortgage, the other Loan Documents or under the Leases or this Assignment. Assignor agrees that the exercise by Assignee of one or more of its rights and remedies hereunder shall in no way be deemed or construed to make Assignee a mortgagee in possession unless and until such time as Assignee takes actual possession of the Real Property.

          4. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Real Property or any portion thereof or any other act or omission of Assignee either in collecting the Rents or, if Assignee shall have taken possession of the Real Property, in managing such Real Property after any such Event of Default, except to the extent such loss is caused by the gross negligence or willful misconduct of Assignee. Assignee shall not be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability

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under any Lease or under or by reason of this Assignment, and Assignor shall, and does hereby agree to, indemnify Assignee for, and to hold Assignee harmless from, prior to the time that Assignee becomes a mortgagee in possession or fee owner of any Property or otherwise takes possession of any Property following an Event of Default, any and all liability, loss or damage which may or might be incurred under said Leases or under or by reason of this Assignment and the exercise of Assignee's remedies hereunder and under the other Loan Documents and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases, except to the extent caused by Assignee's gross negligence or willful misconduct. Should Assignee incur any such liability under said Leases or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including reasonable costs and expenses and reasonable attorneys' fees actually incurred, shall be secured hereby, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon the failure of Assignor so to do Assignee may, at its option, exercise Assignee's remedies under the Mortgage as same relates to the Trust Estate. It is further understood that unless and until Assignee shall become a mortgagee in possession or the fee owner of the Real Property or otherwise takes possession or control of any Property following an Event of Default, this Assignment shall not operate to place responsibility for the control, care, management or repair of said Real Property upon Assignee, nor for the carrying out of any of the terms and conditions of any Lease; nor shall it operate to make Assignee responsible or liable for any waste committed on the Real Property by the tenants or any other parties, or for any dangerous or defective condition of the premises, or for any negligence in the management, upkeep, repair or control of said Real Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, except to the extent caused by Assignee's gross negligence or willful misconduct.

          5. Upon payment in full of the principal sum, interest and indebtedness secured hereby and by the Mortgage and the other Loan Documents, or if the Mortgage is otherwise released pursuant to Section 36 of the Mort-

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gage or Section 2.9(b) of the Credit Agreement, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer, agent or attorney of Assignee showing any part of said principal, interest or indebtedness to remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment, and any person may, and is hereby authorized to, rely thereon. Assignor hereby authorizes and directs the lessees named in the Leases or any other or future lessee or occupant of the Real Property, upon receipt from Assignee of written notice to the effect that Assignee is then the holder of the Mortgage and that an Event of Default exists thereunder or under any other Loan Document, to pay over to Assignee all Rents, and to continue so to do until otherwise notified by Assignee.

          6. Assignee may take or release other security for the payment of said principal sum, interest and indebtedness, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of such principal sum, interest or indebtedness, without prejudice to any of its rights under this Assignment.

          7. Assignor agrees that it will, after an Event of Default and the acceleration of indebtedness evidenced by the Note, at the request therefor by Assignee, deliver to Assignee certified copies of each and every Lease then affecting all or any part of the Real Property, together with assignments thereof. Such assignments shall be on forms approved by Assignee or its designee in its reasonable discretion, and Assignor agrees to pay all costs reasonably incurred in connection with the examination of said Leases and the preparation, execution and recording of such assignments or any other related documents, including, without limitation, reasonable fees of Assignee's local counsel.

          8.   The term "Lease" as used herein shall include any lease affecting
                        -----
the Real Property executed after the date hereof and during the term of this Assignment.

          9. Wherever used herein, the singular (including, without limitation, the term "Lease") shall include
                      -----

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the plural, and the use of any gender shall apply to all genders.

          10. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of any of Assignee's rights and remedies under the Note, the Mortgage or any other Loan Document. This Assignment is made and accepted without prejudice to any of such rights and remedies possessed by Assignee to collect the principal sum, interest and indebtedness secured hereby and to enforce any other security therefor held by it, and said rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

          11. All notices, consents, approvals and requests required or permitted hereunder shall be given in accordance with the terms of Section 26 of the Mortgage.

          12. No consent by Assignor shall be required for any assignment or reassignment of the rights of Assignee under this Assignment to any purchaser of the Loan or any interest in or portion of the Loan.

          13. Enforcement of this Assignment against any Property shall be governed by the laws of the State in which such Property is located. Whenever possible, each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Assignment.

          14. This Assignment is delivered pursuant to, and upon and subject to, the terms of the Credit Agreement. In the event that any provisions of this Assignment and the Credit Agreement conflict, the provisions of the Credit Agreement shall control. In the event that any provisions of this Assignment and the Mortgage conflict, the provisions of the Mortgage shall control.

          15. Assignor hereby waives and shall waive trial by jury, to the extent permitted by law, in any

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action or proceeding brought by, or counterclaim asserted by Assignee, which action proceeding or counterclaim arises out of or is connected with this Assignment, the Note or any other Loan Document.

          16.  This Assignment may be executed in any number of counterparts.

                                       8
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          IN WITNESS WHEREOF, Assignor has duly executed this Assignment on the date first hereinabove written.


WITNESS:                                   ASSIGNOR:


By:____________________                    [BORROWER]
   Name:

By:____________________                    By:  ___________________________
   Name:                                        Name:
                                                Title:



                                           ASSIGNEE:


WITNESS:                                   MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK, AS LEAD AGENT


By:_____________________                   By:__________________________________
   Name:                                      Name:
                                              Title:
By:_____________________
   Name:


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                               ACKNOWLEDGEMENTS

             [INSERT ACKNOWLEDGEMENT FOR APPLICABLE JURISDICTION]
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                                   Exhibit A

                              LEGAL DESCRIPTIONS

                                      A-1